SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 14, 2005

                               ACORN HOLDING CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                           FILE NUMBER 0-11454             59-2332857
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


65 LOCUST AVENUE NEW CANAAN, CT                                            06840
     (ADDRESS OF PRINCIPAL                                            (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code: (212) 536-4089

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On April 14, 2005, Acorn Holding Corp (the "Company") engaged Webb & Company, P.A. ("Webb") as its principal independent accountant. The Audit Committee of the Company's Board of Directors approved the appointment of Webb as the Company's principal independent accountant on April 4, 2005.

      During the two most recent fiscal years and through April 14, 2005, the Company has not consulted with Webb regarding either:

           (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Webb concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

           (ii) any matter that was either subject of disagreement, as that term explained in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or an event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  April 20, 2005


                                         ACORN HOLDING CORP.
                                         -------------------
                                                (Registrant)



                                         /s/ Edward N. Epstein
                                         ---------------------------------------
                                         Edward N. Epstein
                                         Chairman and Chief Executive Officer

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